Subsequent Events	6 Months Ended
Jun. 30, 2025
Subsequent Events
Subsequent Events

22)Subsequent Events

The Partnership has evaluated subsequent events from the balance sheet date through September 29, 2025, the date at which the unaudited condensed consolidated financial statements were available to be issued, and determined that there are no other items to disclose, except as follows:

Cash Distributions

On July 2, 2025, the Partnership declared a quarterly cash distribution of $0.026 per common unit with respect to the quarter ended June 30, 2025, which was paid on August 7, 2025, to all common unitholders of record on July 28, 2025. On the same day, the Partnership declared a quarterly cash distribution to holders of Series A Preferred Units with respect to the quarter ended June 30, 2025 in an aggregate amount equal to $1.7 million, which was paid on August 6, 2025.

Common Unit Repurchase Program

On July 2, 2025, the Board authorized the repurchase of up to an aggregate of $10 million of the Partnership’s outstanding common units over the subsequent 12 months (the “Program”).

Purchases of common units under the Program will be at prevailing prices on the open market or in privately negotiated transactions, and will be subject to available liquidity, market conditions, credit agreement restrictions, applicable legal requirements, contractual obligations and other factors.  The Program does not require the Partnership to acquire any specific number of common units.  The Partnership intends to purchase common units under the Program opportunistically with available funds, while maintaining sufficient liquidity to fund its capital needs.  The Program may be suspended from time to time, modified, extended or discontinued by Board at any time.

Pursuant to the Program, as of September 29, 2025, the Partnership had paid $1.64 million to repurchase an aggregate of 226,374 common units at an average price of $7.24 per common unit. Common units repurchased under the Program are being cancelled.

Daqing Knutsen Acquisition

On July 2, 2025, the Partnership’s subsidiary, KNOT Shuttle Tankers AS, acquired KNOT Shuttle Tankers 37 AS, the company that owns the shuttle tanker Daqing Knutsen, from Knutsen NYK (the “Daqing Knutsen Acquisition”). The purchase price for the Daqing Knutsen Acquisition was $95 million, less $70.5 million of outstanding indebtedness under the secured credit facility related to the Daqing Knutsen (the “Daqing Facility”) plus capitalized fees of $0.3 million. The cost of the Daqing Knutsen Acquisition was therefore approximately $24.8 million, and was subject to customary post-closing adjustments for working capital and an interest rate swap. Contractual rights for the time charter contract associated with the Daqing Knutsen obtained in connection with this acquisition were unfavorable relative to market as of the acquisition date and, as a consequence, it is expected that a related contract liability will be recognized.

The Daqing Facility is repayable in quarterly installments with a final balloon payment (including the final quarterly installment) of $62.3 million due at maturity on June 13, 2027. The Daqing Facility bears interest at a rate equal to SOFR plus a margin of 1.94%. For a description of the Daqing Facility, please see Note 13 – Long-Term Debt- Daqing Facility.

The Daqing Knutsen is operating in Brazil on a charter contract with PetroChina, for which the current fixed period expires in July 2027, and for which the charterer holds options for a further 5 years. As part of the Daqing Knutsen Acquisition, Knutsen NYK has agreed that if at any time during the seven years following the closing date of the Daqing Knutsen Acquisition the Daqing Knutsen is not receiving from any charterer a rate of hire that is equal to or greater than the rate of hire then in effect and payable under the PetroChina charter, then Knutsen NYK shall pay the Partnership such rate of hire that would have been in effect and payable under the PetroChina charter; provided, however, that in the event that for any period during such seven years the Daqing Knutsen is chartered under a charter other than the PetroChina charter and the rate of hire being paid under such charter is lower than the rate of hire that would have been in effect and payable under the PetroChina charter during any such period, then Knutsen NYK shall pay the Partnership the difference between the rate of hire that would have been in effect and payable under the existing Daqing Knutsen charter during such period and the rate of hire that is then in effect and payable under such other charter. Thus, Knutsen NYK has effectively guaranteed the hire rate for the Daqing Knutsen until July 2032 on the same basis as if PetroChina had exercised its options through such date.

The Daqing Knutsen Acquisition was approved by the Board and the Conflicts Committee, who were supported by an outside independent financial advisor and outside legal counsel.

Revolving Credit Facilities

On August 15, 2025, the Partnership closed the refinancing of the first of its two $25 million revolving credit facilities, with the facility being rolled over with NTT TC Leasing Co.. The new facility will mature in August 2027, bears interest at a rate per annum equal to SOFR plus a margin of 2.3%, and has a commitment fee on any undrawn portion of the facility that varies based on the aggregate borrowing amount: 0.70% per annum for borrowings up to $10 million, 0.60% per annum for borrowings between $10 million and $20 million, and 0.50% per annum for borrowings exceeding $20 million. The commercial terms of the facility are substantially unchanged from the facility entered into in August 2023 with NTT Finance Corporation.

The Partnership is continuing discussions and negotiations with the lender under its second $25 million revolving credit facility, which will mature in November 2025. Management believes that this facility will be refinanced on acceptable and similar terms prior to its maturity.

Hilda Knutsen Charter Extension

On August 21, 2025, agreement was reached with Shell to extend the term of the current time charter for the Hilda Knutsen by three months firm (to June 2026) plus a further nine months at the Partnership`s option (to March 2027).

Tove Knutsen Sale and Leaseback Agreement

On September 16, 2025, the Partnership, through its wholly-owned subsidiary, KNOT Shuttle Tankers 34 AS, which owns the Tove Knutsen, sold the Tove Knutsen to, and leased her back from, a Japanese-based lessor for a lease period of 10 years. The gross sale price was $100 million and a portion of the proceeds was used to repay the outstanding loan secured by the vessel and to settle the related interest rate swaps. The bareboat rate under the lease consists of a fixed element per day and there is a fixed-price purchase obligation at maturity. Following closing and after repayment of the loan and settlement of the interest rate swaps, the Partnership realized net proceeds of approximately $32 million after fees and expenses.

Bodil Knutsen Charter Extension

On September 22, 2025, agreement was reached with Equinor to extend the term of the current time charter for the Bodil Knutsen to a fixed term ending in March 2029, followed by two charterer’s options each of one year.